                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2003




                                 LSB CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Massachusetts                           000-32955                               04-3557612
-------------------------------           ----------------------            ------------------------------------
(State or other jurisdiction of           Commission File Number            (I.R.S. Employer Identification No.)
incorporation or organization)


30 Massachusetts Avenue, North Andover, MA                       01845
------------------------------------------                    ----------
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K





Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Pursuant to regulation G, the LSB Corporation's press release dated October 17, 2003, reporting its actual earnings results for the three months and nine months ended September 30, 2003, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         c.    Exhibit

               99.1 Press release dated October 17, 2003 reporting LSB Corporation's actual earnings results for the three months and nine months ended September 30, 2003.

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         Pursuant to regulation FD, the LSB Corporation's press release dated October 17, 2003 reporting its actual earnings results for the three months and nine months ended September 30, 2003 is hereby attached as Exhibit 99.1 and incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                LSB CORPORATION

                                                /s/ Paul A. Miller
                                                ----------------------
October 17, 2003                                Paul A. Miller
                                                President and
                                                Chief Executive Officer

                                  EXHIBIT INDEX





99.1 Press release announcing the LSB Corporation's earnings for the three months and nine months ended September 30, 2003.